EXHIBIT 99

MORGAN STANLEY                                                  October 15, 2002
Securitized Products Group

                              [MORGAN STANLEY LOGO]

================================================================================


                                COMPUTATIONAL MATERIALS


                                      $408,599,000
                                     APPROXIMATELY


                       MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                    SERIES 2002-AM3


                           MORTGAGE PASS-THROUGH CERTIFICATES


--------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

MORGAN STANLEY                                                  October 15, 2002
Securitized Products Group

                              [MORGAN STANLEY LOGO]

================================================================================

                           APPROXIMATELY $408,599,000
           MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2002-AM3

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                    DEPOSITOR

                               THE PROVIDENT BANK
                                    SERVICER

                             TRANSACTION HIGHLIGHTS
                             ----------------------

                                      EXPECTED                    MODIFIED
                                      RATINGS      AVG LIFE TO    DURATION                                   INITIAL
OFFERED                             (S&P/FITCH/      CALL /      TO  CALL /    PAYMENT WINDOW TO CALL /   SUBORDINATION
CLASSES  DESCRIPTION  BALANCE(4)      MOODY'S)      MTY(1)(2)   MTY(1)(2)(3)          MTY(1)(2)               LEVEL       BENCHMARK
-------  -----------  -----------  --------------  -----------  ------------ ---------------------------- -------------  -----------
  A-1    Not Offered  294,692,000                                       *****Not Offered*****
  A-2      Floater    283,649,000   AAA/AAA/Aaa    2.90 / 3.21  2.76 / 3.00  11/02 - 11/10 / 11/02 -7/20     19.00%      1 Mo. LIBOR
  M-1      Floater     46,410,000    AA/AA/Aa2     5.37 / 5.92  4.97 / 5.39   1/06 - 11/10 / 1/06 - 7/17     12.50%      1 Mo. LIBOR
  M-2      Floater     37,485,000      A/A/A2      5.35 / 5.84  4.77 / 5.11  12/05 - 11/10 / 12/05 - 3/16     7.25%      1 Mo. LIBOR
  B-1      Floater     23,205,000   BBB/BBB/Baa2   5.34 / 5.70  4.68 / 4.93  11/05 - 11/10 / 11/05 - 5/14     4.00%      1 Mo. LIBOR
  B-2      Floater     17,850,000  BBB-/BBB-/Baa3  5.26 / 5.35  4.51 / 4.57  11/05 - 11/10 / 11/05 - 6/12     1.50%      1 Mo. LIBOR

Notes: (1)   Certificates are priced to the 10% optional clean-up call.

       (2)  Based on the pricing prepayment speed. See details below.

       (3)  Assumes pricing at par for Classes A-2 through B-2.

       (4)  Bonds sizes subject to a variance of plus or minus 5%.

ISSUER:                        Morgan Stanley Dean Witter Capital I Inc. Trust
                               2002-AM3.

DEPOSITOR:                     Morgan Stanley Dean Witter Capital I Inc.

LOAN SELLER:                   Aames Capital Corporation

SERVICER:                      The Provident Bank

TRUSTEE:                       Deutsche Bank National Trust Company

MANAGERS:                      Morgan Stanley (lead manager); Blaylock &
                               Partners, L.P. and Williams Capital Partners.

RATING AGENCIES:               Standard & Poor's, Fitch Ratings and Moody's
                               Investors Service.

OFFERED CERTIFICATES:          Classes A-2, M-1, M-2, B-1 and B-2 Certificates.

EXPECTED PRICING DATE:         [October 18, 2002.]


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

EXPECTED CLOSING DATE:         October 30, 2002 through DTC and Euroclear or
                               Clearstream, Luxembourg. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:            The 25th of each month, or if such day is not a
                               business day, on the next business day, beginning
                               November 25, 2002.

FINAL SCHEDULED
DISTRIBUTION DATE:             The Distribution Date occurring in November 2032.

DUE PERIOD:                    For any Distribution Date, the period commencing
                               on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD:       The interest accrual period for the Offered
                               Certificates with respect to any Distribution
                               Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current
                               Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:                The Trust will consist of two groups of
                               adjustable and fixed rate sub-prime residential mortgage loans.

GROUP I MORTGAGE LOANS:        Approximately $363.8 million of Mortgage Loans
                               with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE LOANS:       Approximately $195.2 million of Mortgage Loans
                               that predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac. It is expected that up to approximately $155.0 million of Group II Mortgage
                               Loans may be purchased by the trust for a period of 3 months after the closing date (the "Group II
                               Pre-Funding Period") as described below.

GROUP II PRE-FUNDING:          On the Closing Date, approximately $155.0 million
                               from the sale of the Offered Certificates (the
                               "Group II Pre-Funded Amount") will be deposited with the Trustee into a separate account (the
                               "Group II Pre-Funding Account") and be used by the Trust to purchase additional Group II
                               Mortgage Loans during the Group II Pre-Funding
                               Period.

PRICING PREPAYMENT SPEED:      o      Fixed Rate Mortgage Loans: CPR starting at
                                      approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15
                                      CPR increase for each month), and
                                      remaining at 23% CPR thereafter.

                               o      ARM Mortgage Loans: CPR of 25%.

CREDIT ENHANCEMENT:            The Offered Certificates are credit enhanced by:

                               1)     Net monthly excess cashflow from the
                                      Mortgage Loans,

                               2)     1.50% overcollateralization (funded
                                      upfront). After the Step-down Date, so
                                      long as a Trigger Event is not in effect, the required overcollateralization will equal 3.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the sum of the initial balance of the Mortgage Loans and the Group II Pre-Funded Amount, and

                               3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

SENIOR ENHANCEMENT
PERCENTAGE:                    For any Distribution Date, the percentage
                               obtained by dividing (x) the aggregate
                               Certificate Principal Balance of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution
                               Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE:                The later to occur of:

                               (x)    The earlier of:

                                      (a) the Distribution Date occurring in
                                          November 2005; and

                                      (b) the Distribution Date on which the
                                          aggregate balance of the Class A
                                          Certificates is reduced to zero; and

                               (y) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 38.00%

TRIGGER EVENT:                 A Trigger Event is in effect on any Distribution
                               Date if (i) on that Distribution Date the 60 Day+
                               Rolling Average equals or exceeds 40% of the prior period's Senior Enhancement Percentage and
                               (ii) may include other trigger events related to the performance of the Mortgage Loans. The 60
                               Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION
PERCENTAGE:                    Class A:     19.00%
                               Class M-1:   12.50%
                               Class M-2:    7.25%
                               Class B-1:    4.00%
                               Class B-2:    1.50%

OPTIONAL CLEAN-UP CALL:        When the current aggregate principal balance of
                               the Mortgage Loans is less than or equal to 10% of the total initial principal balance of the Mortgage Loans as of the Cut-off Date, plus the Group II Pre-Funded Amount.

STEP-UP COUPONS:               For all Offered Certificates the coupon will
                               increase after the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH
RATE: The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH
RATE: The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH
RATE: The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH
RATE: The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH
RATE: The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

CLASS B-2 PASS-THROUGH
RATE: The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC CAP: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP I CAP:              As to any Distribution Date, a per annum rate
                               equal to the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and
                               (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP II CAP:             As to any Distribution Date, a per annum rate
                               equal to the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and
                               (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

CLASS A-1 BASIS RISK CARRY
FORWARD AMOUNT:                As to any Distribution Date, the supplemental
                               interest amount for the Class A-1 Certificates will equal the sum of:

                               (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                               (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                               (iii) interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2 BASIS RISK CARRY
FORWARD AMOUNT:                As to any Distribution Date, the supplemental
                               interest amount for the Class A-2 Certificates will equal the sum of:

                               (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC
                                      Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                               (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                               (iii) interest on the amount in clause (ii) at the related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2, B-1 AND B-2
BASIS RISK CARRY FORWARD
AMOUNTS: As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, B-1 and B-2 Certificates will equal the sum of:

                               (i) the excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                               (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                               (iii) interest on the amount in clause (ii) at the Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

INTEREST DISTRIBUTIONS ON
OFFERED CERTIFICATES:          On each Distribution Date and after payments of
                               servicing and trustee fees and other expenses, interest distributions from the Interest
                               Remittance Amount will be allocated as follows:

                               (i) the portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, to the Class A-2 Certificates;

                               (ii) the portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first to the Class A-2 Certificates and Certificates and second, to the Class A-1 Certificates;

                               (iii) to the Class M-1 Certificates, its Accrued Certificate Interest;

                               (iv) to the Class M-2 Certificates, its Accrued Certificate Interest;

                               (v) to the Class B-1 Certificates, its Accrued Certificate Interest; and

                               (vi) to the Class B-2 Certificates, its Accrued Certificate Interest.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS ON
OFFERED CERTIFICATES:          On each Distribution Date (a) prior to the
                               Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                               (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                               (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;

                               (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;

                               (iv) to the Class B-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero; and

                               (v) to the Class B-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.

                               On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                               (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                               (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                               (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                               (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero; and

                               (v) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero.

                               All principal distributions to the Class A
                               Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the remaining outstanding Class A Certificates until the Certificate Principal Balance thereof has been reduced to zero.

PRE-FUNDING ACCOUNT
FAILURE: Any funds in the Group II Pre-Funding Account not used to purchase additional Group II Mortgage Loans during the Group II Pre-Funding Period will be paid as principal to the A-2 Certificates.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

ALLOCATION OF NET MONTHLY
EXCESS CASHFLOW:               For any Distribution Date, any Net Monthly Excess
                               Cashflow shall be paid as follows:

                               (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                               (ii)   to the Class M-1 Certificates, the
                                      allocated unreimbursed realized loss
                                      amount;

                               (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                               (iv)   to the Class M-2 Certificates, the
                                      allocated unreimbursed realized loss
                                      amount;

                               (v) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                               (vi)   to the Class B-1 Certificates, the
                                      allocated unreimbursed realized loss
                                      amount;

                               (vii) to the Class B-2 Certificates, the unpaid interest shortfall amount;

                               (viii) to the Class B-2 Certificates, the
                                      allocated unreimbursed realized loss
                                      amount;

                               (ix) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and

                               (x) sequentially, to Classes M-1, M-2, B-1 and B-2 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE
AMOUNT: For any Distribution Date, the portion of available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE
INTEREST:                      For any Distribution Date and each class of
                               Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 or similar state law allocated to such class.

PRINCIPAL DISTRIBUTION
AMOUNT: On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION
AMOUNT: On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE
AMOUNT: On any Distribution Date, the sum of (i) all scheduled payments of principal collected or advanced on the Mortgage Loans during the Due Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the business day prior to such Distribution Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

NET MONTHLY EXCESS
CASHFLOW:                      For any Distribution Date is the amount of funds
                               available for distribution on such Distribution
                               Date remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL DISTRIBUTION
AMOUNT: For any Distribution Date, the lesser of (i) the excess of (x) interest collected or advanced with respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED
AMOUNT: For any Distribution Date, means the excess, if any of (i) the overcollateralization and (ii) the required overcollateralization for such Distribution Date.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

CLASS A PRINCIPAL ALLOCATION
PERCENTAGE:                    For any Distribution Date, the percentage
                               equivalent of a fraction, determined as follows:
                               (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution
                               Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal
                               Remittance Amount for such Distribution Date and
                               (ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution
                               Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal
                               Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL
DISTRIBUTION AMOUNT:           For any Distribution Date, an amount equal to the
                               excess of (x) the aggregate Certificate Principal
                               Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                               62.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                               Loans as of the last day of the related Due
                               Period over $3,570,010.

CLASS M-1 PRINCIPAL
DISTRIBUTION AMOUNT:           For any Distribution Date, an amount equal to the
                               excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 75.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,570,010.

CLASS M-2 PRINCIPAL
DISTRIBUTION AMOUNT:           For any Distribution Date, an amount equal to the
                               excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date), (ii) the
                               Certificate Principal Balance of the Class M-1
                               Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                               Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,570,010.

CLASS B-1 PRINCIPAL
DISTRIBUTION AMOUNT:           For any Distribution Date, an amount equal to the
                               excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date), (ii) the
                               Certificate Principal Balance of the Class M-1
                               Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                               Amount on such Distribution Date), (iii) the
                               Certificate Principal Balance of the Class M-2
                               Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                               Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class B-1
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,570,010.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

CLASS B-2 PRINCIPAL
DISTRIBUTION AMOUNT:           For any Distribution Date, an amount equal to the
                               excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date), (ii) the
                               Certificate Principal Balance of the Class M-1
                               Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                               Amount on such Distribution Date), (iii) the
                               Certificate Principal Balance of the Class M-2
                               Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                               Amount on such Distribution Date), (iv) the
                               Certificate Principal Balance of the Class B-1
                               Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                               Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class B-2
                               Certificates immediately prior to such
                               Distribution Date and over (y) the lesser of (A) the product of (i) approximately 97.00% and (ii) the aggregate principal balance of the Mortgage
                               Loans as of the last day of the related Due
                               Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,570,010.

TRUST TAX STATUS:              REMIC.

ERISA ELIGIBILITY:             Subject to the considerations in the Prospectus,
                               all Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:             The Offered Certificates will not be SMMEA
                               eligible.

PROSPECTUS:                    The Class A-2, Class M-1, Class M-2, Class B-1
                               and Class B-2 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the
                               "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus.
                               To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                               PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

DATES                  PPC 0%     PPC 75%     PPC 100%     PPC 125%     PPC 150%
------------------     ------     -------     --------     --------     --------
Initial                   100         100          100          100          100
November 2003              99          81           75           69           63
November 2004              98          61           51           41           31
November 2005              96          45           32           21           11
November 2006              95          35           27           20           11
November 2007              93          28           20           14           10
November 2008              92          23           15           10            7
November 2009              90          19           12            7            5
November 2010              88          15            9            5            3
November 2011              85          12            7            4            3
November 2012              83          10            5            3            1
November 2013              80           8            4            2            0
November 2014              78           7            3            2            0
November 2015              75           5            3            1            0
November 2016              71           4            2            0            0
November 2017              68           4            2            0            0
November 2018              64           3            1            0            0
November 2019              60           2            0            0            0
November 2020              56           2            0            0            0
November 2021              52           2            0            0            0
November 2022              47           1            0            0            0
November 2023              43           1            0            0            0
November 2024              37           0            0            0            0
November 2025              34           0            0            0            0
November 2026              30           0            0            0            0
November 2027              26           0            0            0            0
November 2028              21           0            0            0            0
November 2029              16           0            0            0            0
November 2030              11           0            0            0            0
November 2031               5           0            0            0            0
November 2032               0           0            0            0            0
Average Life to
Maturity (years)        18.46        4.21         3.21         2.51         1.98
Average Life to
Call (1) (years)        18.41        3.85         2.90         2.25         1.76

(1)   10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

DATES                  PPC 0%     PPC 75%     PPC 100%     PPC 125%     PPC 150%
------------------     ------     -------     --------     --------     --------
Initial                   100         100          100          100          100
November 2003             100         100          100          100          100
November 2004             100         100          100          100          100
November 2005             100         100          100          100          100
November 2006             100          88           65           47           76
November 2007             100          71           49           33           21
November 2008             100          57           36           22           13
November 2009             100          46           27           15            8
November 2010             100          37           20           10            5
November 2011             100          30           15            7            2
November 2012             100          24           11            5            0
November 2013             100          19            8            2            0
November 2014             100          15            6            0            0
November 2015             100          12            4            0            0
November 2016             100           9            2            0            0
November 2017             100           7            0            0            0
November 2018             100           6            0            0            0
November 2019             100           5            0            0            0
November 2020             100           3            0            0            0
November 2021             100           0            0            0            0
November 2022             100           0            0            0            0
November 2023             100           0            0            0            0
November 2024             100           0            0            0            0
November 2025              91           0            0            0            0
November 2026              81           0            0            0            0
November 2027              70           0            0            0            0
November 2028              57           0            0            0            0
November 2029              44           0            0            0            0
November 2030              29           0            0            0            0
November 2031              13           0            0            0            0
November 2032               0           0            0            0            0
Average Life to
Maturity (years)        26.38        7.83         5.92         5.02         4.78
Average Life to
Call (1) (years)        26.26        7.12         5.37         4.58         4.43

(1)   10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

           PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

DATES                  PPC 0%     PPC 75%     PPC 100%     PPC 125%     PPC 150%
------------------     ------     -------     --------     --------     --------
Initial                   100         100          100          100          100
November 2003             100         100          100          100          100
November 2004             100         100          100          100          100
November 2005             100         100          100          100          100
November 2006             100          88           65           47           33
November 2007             100          71           49           33           21
November 2008             100          57           36           22           13
November 2009             100          46           27           15            8
November 2010             100          37           20           10            3
November 2011             100          30           15            7            0
November 2012             100          24           11            2            0
November 2013             100          19            8            0            0
November 2014             100          15            5            0            0
November 2015             100          12            1            0            0
November 2016             100           9            0            0            0
November 2017             100           7            0            0            0
November 2018             100           4            0            0            0
November 2019             100           1            0            0            0
November 2020             100           0            0            0            0
November 2021             100           0            0            0            0
November 2022             100           0            0            0            0
November 2023             100           0            0            0            0
November 2024             100           0            0            0            0
November 2025              91           0            0            0            0
November 2026              81           0            0            0            0
November 2027              70           0            0            0            0
November 2028              57           0            0            0            0
November 2029              44           0            0            0            0
November 2030              29           0            0            0            0
November 2031              13           0            0            0            0
November 2032               0           0            0            0            0
Average Life to
Maturity (years)        26.37        7.75         5.84         4.83         4.34
Average Life to
Call (1) (years)        26.26        7.12         5.35         4.44         4.03

(1)   10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

Dates                  PPC 0%     PPC 75%     PPC 100%     PPC 125%     PPC 150%
------------------     ------     -------     --------     --------     --------
Initial                   100         100          100          100          100
November 2003             100         100          100          100          100
November 2004             100         100          100          100          100
November 2005             100         100          100          100          100
November 2006             100          88           65           47           33
November 2007             100          71           49           33           21
November 2008             100          57           36           22           13
November 2009             100          46           27           15            3
November 2010             100          37           20            8            0
November 2011             100          30           15            1            0
November 2012             100          24            9            0            0
November 2013             100          19            3            0            0
November 2014             100          15            0            0            0
November 2015             100          11            0            0            0
November 2016             100           6            0            0            0
November 2017             100           1            0            0            0
November 2018             100           0            0            0            0
November 2019             100           0            0            0            0
November 2020             100           0            0            0            0
November 2021             100           0            0            0            0
November 2022             100           0            0            0            0
November 2023             100           0            0            0            0
November 2024             100           0            0            0            0
November 2025              91           0            0            0            0
November 2026              81           0            0            0            0
November 2027              70           0            0            0            0
November 2028              57           0            0            0            0
November 2029              44           0            0            0            0
November 2030              29           0            0            0            0
November 2031              13           0            0            0            0
November 2032               0           0            0            0            0
Average Life to
Maturity (years)        26.35        7.58         5.70         4.67         4.10
Average Life to
Call (1) (years)        26.26        7.12         5.34         4.38         3.87

(1)   10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

Dates                  PPC 0%     PPC 75%     PPC 100%     PPC 125%     PPC 150%
------------------     ------     -------     --------     --------     --------
Initial                   100         100          100          100          100
November 2003             100         100          100          100          100
November 2004             100         100          100          100          100
November 2005             100         100          100          100          100
November 2006             100          88           65           47           33
November 2007             100          71           49           32           14
November 2008             100          57           36           16            1
November 2009             100          46           23            5            0
November 2010             100          37           12            0            0
November 2011             100          27            4            0            0
November 2012             100          18            0            0            0
November 2013             100          10            0            0            0
November 2014             100           4            0            0            0
November 2015             100           0            0            0            0
November 2016             100           0            0            0            0
November 2017             100           0            0            0            0
November 2018             100           0            0            0            0
November 2019             100           0            0            0            0
November 2020             100           0            0            0            0
November 2021             100           0            0            0            0
November 2022             100           0            0            0            0
November 2023             100           0            0            0            0
November 2024             100           0            0            0            0
November 2025              91           0            0            0            0
November 2026              81           0            0            0            0
November 2027              70           0            0            0            0
November 2028              57           0            0            0            0
November 2029              44           0            0            0            0
November 2030              27           0            0            0            0
November 2031               1           0            0            0            0
November 2032               0           0            0            0            0
Average Life to
Maturity (years)        26.25        7.13         5.35         4.36         3.80
Average Life to
Call (1) (years)        26.23        7.02         5.26         4.29         3.75

(1)   10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

    PERIOD   A-2 CAP (%)   M-1 CAP (%)   M-2 CAP (%)   B-1 CAP (%)   B-2 CAP (%)
----------   -----------   -----------   -----------   -----------   -----------
             ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360

         0            --            --            --            --            --
         1          6.96          7.36          7.36          7.36          7.36
         2          8.12          8.04          8.04          8.04          8.04
         3          7.86          7.78          7.78          7.78          7.78
         4          7.87          7.78          7.78          7.78          7.78
         5          8.72          8.62          8.62          8.62          8.62
         6          7.88          7.79          7.79          7.79          7.79
         7          8.15          8.05          8.05          8.05          8.05
         8          7.89          7.79          7.79          7.79          7.79
         9          8.16          8.05          8.05          8.05          8.05
        10          7.90          7.79          7.79          7.79          7.79
        11          7.91          7.79          7.79          7.79          7.79
        12          8.18          8.05          8.05          8.05          8.05
        13          7.92          7.79          7.79          7.79          7.79
        14          8.20          8.05          8.05          8.05          8.05
        15          7.94          7.79          7.79          7.79          7.79
        16          7.95          7.79          7.79          7.79          7.79
        17          8.50          8.33          8.33          8.33          8.33
        18          7.96          7.79          7.79          7.79          7.79
        19          8.23          8.05          8.05          8.05          8.05
        20          7.98          7.79          7.79          7.79          7.79
        21          8.25          8.05          8.05          8.05          8.05
        22          8.05          7.84          7.84          7.84          7.84
        23          8.50          8.48          8.48          8.48          8.48
        24          8.80          8.77          8.77          8.77          8.77
        25          8.53          8.49          8.49          8.49          8.49
        26          9.22          9.03          9.03          9.03          9.03
        27          8.93          8.74          8.74          8.74          8.74
        28          8.96          8.75          8.75          8.75          8.75
        29         10.10          9.92          9.92          9.92          9.92
        30          9.14          8.97          8.97          8.97          8.97
        31          9.47          9.26          9.26          9.26          9.26
        32          9.30          9.05          9.05          9.05          9.05
        33          9.63          9.35          9.35          9.35          9.35
        34          9.38          9.10          9.10          9.10          9.10
        35         10.02          9.98          9.98          9.98          9.98
        36         10.38         10.32         10.32         10.32         10.32
        37         20.34          9.98          9.98          9.98          9.98
        38         12.35         10.69         10.69         10.69         10.69

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

    PERIOD   A-2 CAP (%)   M-1 CAP (%)   M-2 CAP (%)   B-1 CAP (%)   B-2 CAP (%)
----------   -----------   -----------   -----------   -----------   -----------
             ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360

        39         11.91         10.35         10.35         10.35         10.35
        40         11.89         10.38         10.38         10.38         10.38
        41         13.46         11.97         11.97         11.97         11.97
        42         12.15         10.81         10.81         10.81         10.81
        43         12.56         11.17         11.17         11.17         11.17
        44         12.41         10.98         10.98         10.98         10.98
        45         12.83         11.34         11.34         11.34         11.34
        46         12.42         10.99         10.99         10.99         10.99
        47         12.57         11.21         11.21         11.21         11.21
        48         12.99         11.58         11.58         11.58         11.58
        49         12.57         11.21         11.21         11.21         11.21
        50         13.13         11.68         11.68         11.68         11.68
        51         12.71         11.30         11.30         11.30         11.30
        52         12.72         11.31         11.31         11.31         11.31
        53         14.25         12.76         12.76         12.76         12.76
        54         12.87         11.53         11.53         11.53         11.53
        55         13.30         11.91         11.91         11.91         11.91
        56         13.00         11.62         11.62         11.62         11.62
        57         13.44         12.00         12.00         12.00         12.00
        58         13.01         11.62         11.62         11.62         11.62
        59         13.02         11.63         11.63         11.63         11.63
        60         13.47         12.02         12.02         12.02         12.02
        61         13.03         11.63         11.63         11.63         11.63
        62         13.54         12.07         12.07         12.07         12.07
        63         13.11         11.68         11.68         11.68         11.68
        64         13.11         11.68         11.68         11.68         11.68
        65         14.01         12.48         12.48         12.48         12.48
        66         13.11         11.67         11.67         11.67         11.67
        67         13.54         12.06         12.06         12.06         12.06
        68         13.10         11.67         11.67         11.67         11.67
        69         13.54         12.06         12.06         12.06         12.06
        70         13.10         11.67         11.67         11.67         11.67
        71         13.10         11.67         11.67         11.67         11.67
        72         13.54         12.05         12.05         12.05         12.05
        73         13.10         11.66         11.66         11.66         11.66
        74         13.54         12.05         12.05         12.05         12.05
        75         13.10         11.66         11.66         11.66         11.66
        76         13.10         11.66         11.66         11.66         11.66

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

    PERIOD   A-2 CAP (%)   M-1 CAP (%)   M-2 CAP (%)   B-1 CAP (%)   B-2 CAP (%)
----------   -----------   -----------   -----------   -----------   -----------
             ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360

        77         13.46         12.91         12.91         12.91         12.91
        78         11.78         11.66         11.66         11.66         11.66
        79         12.18         12.05         12.05         12.05         12.05
        80         11.80         11.66         11.66         11.66         11.66
        81         12.21         12.04         12.04         12.04         12.04
        82         11.83         11.65         11.65         11.65         11.65
        83         11.85         11.65         11.65         11.65         11.65
        84         12.26         12.04         12.04         12.04         12.04
        85         11.88         11.65         11.65         11.65         11.65
        86         12.29         12.04         12.04         12.04         12.04
        87         11.91         11.65         11.65         11.65         11.65
        88         11.93         11.65         11.65         11.65         11.65
        89         13.22         12.89         12.89         12.89         12.89
        90         11.96         11.65         11.65         11.65         11.65
        91         12.38         12.03         12.03         12.03         12.03
        92         12.00         11.64         11.64         11.64         11.64
        93         12.42         12.03         12.03         12.03         12.03
        94         12.04         11.64         11.64         11.64         11.64
        95         12.06         11.64         11.64         11.64         11.64
        96         12.49         12.03         12.03         12.03         12.03
        97         12.10         11.64         11.64         11.64         11.64
        98         12.53         12.03         12.03         12.03         12.03
        99         12.15         11.64         11.64         11.64         11.64
       100         12.17         11.64         11.64         11.64         11.64
       101         13.50         12.88         12.88         12.88         12.88
       102         12.22         11.63         11.63         11.63         11.63
       103         12.66         12.02         12.02         12.02         12.02
       104         12.27         11.63         11.63         11.63         11.63
       105         12.71         12.02         12.02         12.02         12.02
       106         12.33         11.63         11.63         11.63         11.63
       107         12.36         11.63         11.63         11.63         11.63
       108         12.80         12.02         12.02         12.02         12.02
       109         12.42         11.63         11.63         11.63         11.63
       110         12.86         12.01         12.01         12.01         12.01
       111         12.48         11.63         11.63         11.63         11.63
       112         12.51         11.63         11.63         11.63         11.63
       113         13.41         12.43         12.43         12.43         12.43
       114         12.58         11.62         11.62         11.62         11.62

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

    PERIOD   A-2 CAP (%)   M-1 CAP (%)   M-2 CAP (%)   B-1 CAP (%)   B-2 CAP (%)
----------   -----------   -----------   -----------   -----------   -----------
             ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360

       115         13.03         12.01         12.01         12.01         12.01
       116         12.65         11.62         11.62         11.62         11.62
       117         13.11         12.01         12.01         12.01         12.01
       118         12.72         11.62         11.62         11.62            --
       119         12.76         11.62         11.62         11.62            --
       120         13.23         12.01         12.01         12.01            --
       121         12.84         11.62         11.62         11.62            --
       122         13.31         12.01         12.01         12.01            --
       123         12.92         11.62         11.62         11.62            --
       124         12.97         11.62         11.62         11.62            --
       125         14.41         12.86         12.86         12.86            --
       126         13.06         11.62         11.62         11.62            --
       127         13.54         12.00         12.00         12.00            --
       128         13.16         11.62         11.62         11.62            --
       129         13.65         12.00         12.00         12.00            --
       130         13.26         11.61         11.61         11.61            --
       131         13.31         11.61         11.61         11.61            --
       132         13.81         12.00         12.00         12.00            --
       133         13.42         11.61         11.61         11.61            --
       134         13.93         12.00         12.00         12.00            --
       135         13.53         11.61         11.61         11.61            --
       136         13.59         11.61         11.61         11.61            --
       137         15.12         12.86         12.86         12.86            --
       138         13.72         11.61         11.61         11.61            --
       139         14.24         12.00         12.00         12.00            --
       140         13.85         11.61         11.61         11.61            --
       141         14.38         12.00         12.00         12.00            --
       142         13.99         11.61         11.61            --            --
       143         14.06         11.61         11.61            --            --
       144         14.61         12.00         12.00            --            --
       145         14.21         11.61         11.61            --            --
       146         14.76         12.00         12.00            --            --
       147         14.37         11.61         11.61            --            --
       148         14.45         11.61         11.61            --            --
       149         16.09         12.85         12.85            --            --
       150         14.62         11.61         11.61            --            --
       151         15.20         11.99         11.99            --            --
       152         14.80         11.61         11.61            --            --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

    PERIOD   A-2 CAP (%)   M-1 CAP (%)   M-2 CAP (%)   B-1 CAP (%)   B-2 CAP (%)
----------   -----------   -----------   -----------   -----------   -----------
             ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360

       153         15.39         11.99         11.99            --            --
       154         14.99         11.61         11.61            --            --
       155         15.09         11.61         11.61            --            --
       156         15.69         11.99         11.99            --            --
       157         15.29         11.61         11.61            --            --
       158         15.91         12.00         12.00            --            --
       159         15.51         11.61         11.61            --            --
       160         15.62         11.61         11.61            --            --
       161         16.82         12.41         12.41            --            --
       162         15.85         11.61         11.61            --            --
       163         16.51         12.00         12.00            --            --
       164         16.10         11.61            --            --            --
       165         16.77         12.00            --            --            --
       166         16.36         11.61            --            --            --
       167         16.50         11.61            --            --            --
       168         17.19         12.00            --            --            --
       169         16.78         11.61            --            --            --
       170         17.49         12.00            --            --            --
       171         17.08         11.61            --            --            --
       172         17.23         11.61            --            --            --
       173         19.25         12.86            --            --            --
       174         17.55         11.61            --            --            --
       175         18.31         12.00            --            --            --
       176         17.89         11.61            --            --            --
       177         18.67         12.00            --            --            --
       178         18.25         11.62            --            --            --
       179         18.43         11.62            --            --            --
       180         19.25            --            --            --            --
       181         18.94            --            --            --            --
       182         19.92            --            --            --            --
       183         19.63            --            --            --            --
       184         20.01            --            --            --            --
       185         22.60            --            --            --            --
       186         20.84            --            --            --            --
       187         22.00            --            --            --            --
       188         21.76            --            --            --            --
       189         23.00            --            --            --            --
       190         22.80            --            --            --            --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

    PERIOD   A-2 CAP (%)   M-1 CAP (%)   M-2 CAP (%)   B-1 CAP (%)   B-2 CAP (%)
----------   -----------   -----------   -----------   -----------   -----------
             ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360

       191         23.38            --            --            --            --
       192         24.82            --            --            --            --
       193         24.70            --            --            --            --
       194         26.30            --            --            --            --
       195         26.26            --            --            --            --
       196         27.16            --            --            --            --
       197         31.16            --            --            --            --
       198         29.23            --            --            --            --
       199         31.46            --            --            --            --
       200         31.80            --            --            --            --
       201         34.44            --            --            --            --
       202         35.05            --            --            --            --
       203         37.03            --            --            --            --
       204         40.61            --            --            --            --
       205         41.95            --            --            --            --
       206         46.58            --            --            --            --
       207         48.81            --            --            --            --
       208         53.36            --            --            --            --
       209         63.08            --            --            --            --
       210         66.23            --            --            --            --
       211         78.27            --            --            --            --
       212         88.90            --            --            --            --
       213        111.83            --            --            --            --
       214        139.38            --            --            --            --
       215        198.03            --            --            --            --
       216        360.81            --            --            --            --
       217             *            --            --            --            --

* In Period 217, the A-2 Class has an approximate balance of $25,636 and is paid approximately $104,800 in interest

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                                 MORGAN STANLEY
            Morgan Stanley Dean Witter Capital I Inc. Trust 2002-AM3

                                     GROUP 1


1. SUMMARY STATISTICS

Number of Mortgage Loans: 2,960
Aggregate Principal Balance ($): 363,817,987
Weighted Average Current Mortgage Rate (%): 8.731
Non-Zero Weighted Average Margin (%): 6.544
Non-Zero Weighted Average Maximum Rate (%): 14.709
Weighted Average Stated Original Term (months): 355
Weighted Average Stated Remaining Term (months): 353
Weighted Average Combined Original LTV (%): 77.39
% First Liens: 100.00
% Owner Occupied: 94.96
% Purchase: 20.42
% Full Doc: 73.96
Non-Zero Weighted Average Credit Score: 595



2. PRODUCT TYPES

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
                                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
PRODUCT TYPES                           LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Fixed - 10 Year                              11      $    640,247.00           0.18         9.148                117         61.86
Fixed - 15 Year                              76      $  5,913,225.00           1.63         8.682                178         68.48
Fixed - 20 Year                              25      $  2,376,930.00           0.65         8.367                237         66.43
Fixed - 25 Year                               1      $    146,690.00           0.04         8.000                298         79.89
Fixed - 30 Year                             413      $ 45,471,821.00          12.50         8.867                357         74.00
ARM - 2 Year/6 Month                        964      $147,806,244.00          40.63         8.404                358         77.78
ARM - 3 Year/6 Month                      1,470      $161,462,831.00          44.38         8.997                357         78.54
TOTAL:                                    2,960      $363,817,987.00         100.00         8.731                353         77.39



3. LIEN POSITION

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
                                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
LIEN POSITION                           LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
1st Lien                                  2,960      $363,817,987.00         100.00         8.731                353         77.39
TOTAL:                                    2,960      $363,817,987.00         100.00         8.731                353         77.39



4. RANGE OF GROSS INTEREST RATES (%)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
RANGE OF GROSS                         MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
INTEREST RATES (%)                      LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
5.000 - 5.999                                 7      $    956,868.00           0.26         5.775                359         59.83
6.000 - 6.999                               141      $ 20,263,574.00           5.57         6.792                346         74.09
7.000 - 7.999                               659      $ 99,728,436.00          27.41         7.688                354         76.89
8.000 - 8.999                               899      $119,621,508.00          32.88         8.599                354         78.92
9.000 - 9.999                               719      $ 79,338,301.00          21.81         9.494                354         78.53
10.000 - 10.999                             316      $ 28,540,000.00           7.84        10.517                349         75.86
11.000 - 11.999                             124      $  9,304,280.00           2.56        11.491                353         73.45
12.000 - 12.999                              62      $  4,000,904.00           1.10        12.412                345         68.55
13.000 - 13.999                              27      $  1,804,537.00           0.50        13.387                354         65.65
14.000 - 14.999                               6      $    259,579.00           0.07        14.296                335         69.19
TOTAL:                                    2,960      $363,817,987.00         100.00         8.731                353         77.39
Minimum: 5.610
Maximum: 14.940
Weighted Average: 8.731



5. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
RANGE OF CUT-OFF                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
DATE PRINCIPAL BALANCE ($)              LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
1 - 25,000                                   16      $    361,779.00           0.10        11.245                282         39.73
25,001 - 50,000                             342      $ 13,510,086.00           3.71        10.091                339         68.70
50,001 - 75,000                             506      $ 31,963,473.00           8.79         9.385                346         74.93
75,001 - 100,000                            486      $ 42,859,101.00          11.78         8.885                351         76.21
100,001 - 125,000                           378      $ 42,360,535.00          11.64         8.809                354         77.04
125,001 - 150,000                           338      $ 46,455,585.00          12.77         8.673                354         77.86
150,001 - 175,000                           248      $ 40,333,970.00          11.09         8.536                357         78.37
175,001 - 200,000                           201      $ 37,774,192.00          10.38         8.473                354         78.90
200,001 - 225,000                           177      $ 37,578,548.00          10.33         8.580                356         78.64
225,001 - 250,000                            99      $ 23,582,753.00           6.48         8.410                355         78.61
250,001 - 275,000                            92      $ 24,066,342.00           6.61         8.416                356         80.15
275,001 - 300,000                            64      $ 18,495,846.00           5.08         8.342                356         78.69
300,001 - 325,000                             5      $  1,575,485.00           0.43         8.291                358         78.70
325,001 - 350,000                             5      $  1,668,110.00           0.46         8.554                357         73.72
350,001 - 375,000                             2      $    732,889.00           0.20         8.102                357         77.45
475,001 - 500,000                             1      $    499,292.00           0.14         7.750                358         67.11
TOTAL:                                    2,960      $363,817,987.00         100.00         8.731                353         77.39
Minimum: 19,568
Maximum: 499,292
Average: 122,911



6. STATED ORIGINAL TERMS (MONTHS)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
STATED ORIGINAL                        MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
TERMS (MONTHS)                          LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
120                                          11      $    640,247.00           0.18         9.148                117         61.86
180                                          87      $  6,668,816.00           1.83         8.748                178         69.22
240                                          25      $  2,376,930.00           0.65         8.367                237         66.43
300                                           1      $    146,690.00           0.04         8.000                298         79.89
336                                           1      $     69,740.00           0.02         7.250                333         79.55
360                                       2,835      $353,915,564.00          97.28         8.732                358         77.65
TOTAL:                                    2,960      $363,817,987.00         100.00         8.731                353         77.39
Minimum: 120
Maximum: 360
Weighted Average: 355



7. RANGE OF STATED REMAINING TERMS (MONTHS)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
RANGE OF STATED                        MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
REMAINING TERMS (MONTHS)                LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
109 - 120                                    11      $    640,247.00           0.18         9.148                117         61.86
169 - 180                                    87      $  6,668,816.00           1.83         8.748                178         69.22
229 - 240                                    25      $  2,376,930.00           0.65         8.367                237         66.43
289 - 300                                     1      $    146,690.00           0.04         8.000                298         79.89
325 - 336                                     1      $     69,740.00           0.02         7.250                333         79.55
349 - 360                                 2,835      $353,915,564.00          97.28         8.732                358         77.65
TOTAL:                                    2,960      $363,817,987.00         100.00         8.731                353         77.39
Minimum: 115
Maximum: 360
Weighted Average: 353



8. RANGE OF ORIGINAL LTV RATIOS (%)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
RANGE OF ORIGINAL                      MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
LTV RATIOS (%)                          LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
<= 10.00                                      3      $    176,314.00           0.05        11.370                336          8.32
10.01 - 20.00                                 4      $    172,141.00           0.05         9.394                287         18.52
20.01 - 30.00                                19      $  1,025,814.00           0.28         9.120                327         26.35
30.01 - 40.00                                47      $  3,428,308.00           0.94         8.790                335         34.36
40.01 - 50.00                                64      $  5,402,410.00           1.48         8.501                340         46.44
50.01 - 60.00                               154      $ 16,554,685.00           4.55         8.577                348         55.84
60.01 - 70.00                               403      $ 44,629,925.00          12.27         9.049                349         66.87
70.01 - 80.00                             1,523      $187,252,653.00          51.47         8.694                354         78.16
80.01 - 90.00                               710      $100,460,914.00          27.61         8.692                357         87.24
90.01 - 100.00                               33      $  4,714,823.00           1.30         8.523                356         94.89
TOTAL:                                    2,960      $363,817,987.00         100.00         8.731                353         77.39
Minimum: 7.75
Maximum: 97.00
Weighted Average: 77.39



9. RANGE OF GROSS MARGINS (%)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
RANGE OF GROSS                         MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
MARGINS (%)                             LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Fixed Rate Loans                            526      $ 54,548,911.00          14.99         8.826                330         72.94
4.001 - 4.500                                18      $  2,881,509.00           0.79         7.236                357         75.30
4.501 - 5.000                                32      $  4,613,393.00           1.27         7.677                358         67.33
5.001 - 5.500                               230      $ 26,518,526.00           7.29         7.792                357         74.69
5.501 - 6.000                               458      $ 58,197,215.00          16.00         8.236                357         75.95
6.001 - 6.500                               607      $ 75,105,749.00          20.64         8.596                357         78.00
6.501 - 7.000                               592      $ 83,748,140.00          23.02         8.876                358         83.15
7.001 - 7.500                               199      $ 24,178,691.00           6.65         9.007                356         79.86
7.501 - 8.000                               124      $ 13,830,947.00           3.80         9.890                358         76.64
8.001 - 8.500                                85      $ 10,448,791.00           2.87         9.753                358         71.83
8.501 - 9.000                                59      $  7,414,958.00           2.04        10.696                357         72.92
9.501 - 10.000                               29      $  2,296,246.00           0.63        11.928                357         61.97
>10.000                                       1      $     34,910.00           0.01        13.830                358         70.00
TOTAL:                                    2,960      $363,817,987.00         100.00         8.731                353         77.39
Non-Zero Minimum: 4.375
Maximum: 10.130
Non-Zero Weighted Average: 6.544



10. RANGE OF MINIMUM MORTGAGE RATES (%)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
RANGE OF MINIMUM                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
MORTGAGE RATES (%)                      LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Fixed Rate Loans                            526      $ 54,548,911.00          14.99         8.826                330         72.94
5.501 - 6.000                                10      $  1,229,397.00           0.34         5.825                359         61.92
6.001 - 6.500                                27      $  3,728,462.00           1.02         6.343                358         80.50
6.501 - 7.000                                86      $ 13,052,336.00           3.59         6.914                358         73.75
7.001 - 7.500                               182      $ 28,672,218.00           7.88         7.369                357         77.90
7.501 - 8.000                               388      $ 57,324,023.00          15.76         7.879                358         77.44
8.001 - 8.500                               312      $ 42,174,872.00          11.59         8.361                358         79.59
8.501 - 9.000                               470      $ 63,402,428.00          17.43         8.822                358         79.77
9.001 - 9.500                               315      $ 37,373,260.00          10.27         9.297                357         79.78
9.501 - 10.000                              280      $ 29,859,135.00           8.21         9.788                357         77.96
10.001 -10.500                              117      $ 10,736,067.00           2.95        10.317                355         77.97
10.501 - 11.000                             107      $ 10,820,584.00           2.97        10.783                356         76.50
11.001 - 11.500                              41      $  3,149,399.00           0.87        11.246                357         75.80
11.501 - 12.000                              34      $  3,079,519.00           0.85        11.833                357         70.15
12.001 - 12.500                              27      $  1,942,235.00           0.53        12.318                351         69.48
12.501 - 13.000                              15      $  1,192,471.00           0.33        12.791                357         72.65
13.001 - 13.500                              11      $    875,922.00           0.24        13.338                357         68.18
13.501 - 14.000                               9      $    522,424.00           0.14        13.649                357         62.04
14.001 - 14.500                               3      $    134,324.00           0.04        14.146                356         67.59
TOTAL:                                    2,960      $363,817,987.00         100.00         8.731                353         77.39
Non-Zero Minimum: 5.610
Maximum: 14.250
Non-Zero Weighted Average: 8.714



11. RANGE OF MAXIMUM LOAN RATES (%)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
RANGE OF MAXIMUM                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
LOAN RATES (%)                          LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Fixed Rate Loans                            526      $ 54,548,911.00          14.99         8.826                330         72.94
<= 12.500                                    39      $  5,244,673.00           1.44         6.257                359         75.93
12.501 - 13.000                              86      $ 13,485,075.00           3.71         6.961                358         73.70
13.001 - 13.500                             182      $ 28,672,218.00           7.88         7.369                357         77.90
13.501 - 14.000                             386      $ 56,604,470.00          15.56         7.880                357         77.48
14.001 - 14.500                             313      $ 42,311,604.00          11.63         8.365                358         79.62
14.501 - 15.000                             470      $ 63,402,428.00          17.43         8.822                358         79.77
15.001 - 15.500                             314      $ 37,236,528.00          10.23         9.296                357         79.74
15.501 - 16.000                             280      $ 29,859,135.00           8.21         9.788                357         77.96
16.001 - 16.500                             117      $ 10,736,067.00           2.95        10.317                355         77.97
16.501 - 17.000                             107      $ 10,820,584.00           2.97        10.783                356         76.50
17.001 - 17.500                              41      $  3,149,399.00           0.87        11.246                357         75.80
17.501 - 18.000                              34      $  3,079,519.00           0.85        11.833                357         70.15
18.001 - 18.500                              27      $  1,942,235.00           0.53        12.318                351         69.48
18.501 - 19.000                              15      $  1,192,471.00           0.33        12.791                357         72.65
19.001 - 19.500                              11      $    875,922.00           0.24        13.338                357         68.18
19.501 - 20.000                               9      $    522,424.00           0.14        13.649                357         62.04
20.001 - 20.500                               3      $    134,324.00           0.04        14.146                356         67.59
TOTAL:                                    2,960      $363,817,987.00         100.00         8.731                353         77.39
Non-Zero Minimum: 11.250
Maximum: 20.250
Non-Zero Weighted Average: 14.709



12. INITIAL PERIODIC CAP (%)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
                                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
INITIAL PERIODIC CAP (%)                LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Fixed Rate Loans                            526      $ 54,548,911.00          14.99         8.826                330         72.94
3.000                                     2,434      $309,269,075.00          85.01         8.714                357         78.18
TOTAL:                                    2,960      $363,817,987.00         100.00         8.731                353         77.39
Non-Zero Minimum: 3.000
Maximum: 3.000
Non-Zero Weighted Average: 3.000



13. SUBSEQEUNT PERIODIC CAP (%)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
SUBSEQUENT                             MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
PERIODIC CAP (%)                        LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Fixed Rate Loans                            526      $ 54,548,911.00          14.99         8.826                330         72.94
1.000                                     2,434      $309,269,075.00          85.01         8.714                357         78.18
TOTAL:                                    2,960      $363,817,987.00         100.00         8.731                353         77.39
Non-Zero Minimum: 1.000
Maximum: 1.000
Non-Zero Weighted Average: 1.000



14. NEXT RATE ADJUSTMENT DATES

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
NEXT RATE                              MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
ADJUSTMENTS DATES                       LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Fixed Rate                                  526      $ 54,548,911.00          14.99         8.826                330         72.94
March 2004                                    1      $     75,420.00           0.02         7.500                353         63.33
April 2004                                    3      $    208,965.00           0.06         8.243                354         83.28
May 2004                                      9      $  1,202,117.00           0.33         8.796                355         75.67
June 2004                                    59      $  9,032,288.00           2.48         8.918                356         80.54
July 2004                                   273      $ 39,524,504.00          10.86         8.685                357         77.22
August 2004                                 325      $ 52,298,347.00          14.37         8.323                358         77.90
September 2004                              291      $ 44,991,949.00          12.37         8.145                359         77.60
October 2004                                  3      $    472,655.00           0.13         8.141                360         81.17
March 2005                                    2      $    171,905.00           0.05         9.790                353         88.13
April 2005                                    4      $    175,859.00           0.05         8.826                354         79.26
May 2005                                     17      $  1,780,642.00           0.49         9.279                355         78.73
June 2005                                   140      $ 15,097,790.00           4.15         9.360                355         77.82
July 2005                                   458      $ 48,387,256.00          13.30         9.435                356         77.77
August 2005                                 489      $ 54,386,016.00          14.95         8.882                357         79.03
September 2005                              356      $ 41,010,713.00          11.27         8.484                359         78.97
October 2005                                  4      $    452,650.00           0.12         8.853                360         82.00
TOTAL:                                    2,960      $363,817,987.00         100.00         8.731                353         77.39



15. GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
GEOGRAPHIC DISTRIBUTION                MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
OF MORTGAGED PROPERTIES                 LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
California                                  609      $106,673,740.00          29.32         8.343                355         75.91
Florida                                     487      $ 52,516,651.00          14.43         8.703                357         79.21
Texas                                       354      $ 31,423,044.00           8.64         9.085                342         76.82
New York                                    120      $ 20,935,273.00           5.75         8.713                355         74.81
Washington                                  123      $ 19,188,351.00           5.27         8.482                358         80.43
Michigan                                    148      $ 12,609,421.00           3.47         9.526                352         78.18
Illinois                                     98      $ 10,533,015.00           2.90         9.228                349         78.77
Ohio                                        103      $  8,353,659.00           2.30         9.386                357         77.36
Minnesota                                    54      $  7,175,966.00           1.97         9.232                358         73.58
New Jersey                                   49      $  7,120,736.00           1.96         8.675                353         75.17
Massachusetts                                42      $  6,736,311.00           1.85         8.717                355         69.70
Hawaii                                       32      $  6,055,146.00           1.66         8.477                357         79.53
Arizona                                      54      $  5,807,017.00           1.60         8.543                351         79.86
Colorado                                     42      $  5,551,967.00           1.53         8.829                353         77.35
Maryland                                     38      $  5,419,871.00           1.49         8.803                356         81.78
Other                                       607      $ 57,717,819.00          15.86         8.983                350         79.05
TOTAL:                                    2,960      $363,817,987.00         100.00         8.731                353         77.39
Number of States/District
  of Columbia Represented: 46



16. OCCUPANCY

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
                                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
OCCUPANCY                               LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Primary                                   2,752      $345,497,687.00          94.96         8.718                353         77.68
Investment                                  147      $ 12,810,201.00           3.52         8.959                358         73.66
Non-Owner Occupied                           37      $  3,031,269.00           0.83         9.331                346         69.20
Second Home                                  24      $  2,478,830.00           0.68         8.627                358         67.09
TOTAL:                                    2,960      $363,817,987.00         100.00         8.731                353         77.39



17. PROPERTY TYPE

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
                                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
PROPERTY TYPE                           LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Single Family Residence                   2,582      $314,254,486.00          86.38         8.732                353         77.61
2-4 Family                                  170      $ 27,069,811.00           7.44         8.806                356         74.27
Condo                                       195      $ 21,682,623.00           5.96         8.579                355         78.39
Manufactured Housing                         13      $    811,066.00           0.22         9.784                222         69.66
TOTAL:                                    2,960      $363,817,987.00         100.00         8.731                353         77.39



18. LOAN PURPOSE

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
                                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
LOAN PURPOSE                            LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Refinance - Cashout                       1,962      $245,834,462.00          67.57         8.711                351         75.83
Purchase                                    652      $ 74,279,994.00          20.42         8.740                358         81.48
Refinance - Rate Term                       346      $ 43,703,530.00          12.01         8.824                357         79.23
TOTAL:                                    2,960      $363,817,987.00         100.00         8.731                353         77.39



19. DOCUMENTATION LEVEL

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
                                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
DOCUMENTATION LEVEL                     LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Full                                      2,223      $269,065,605.00          73.96         8.735                354         78.30
Stated                                      706      $ 91,555,458.00          25.17         8.716                352         74.90
Limited                                      31      $  3,196,924.00           0.88         8.790                356         72.44
TOTAL:                                    2,960      $363,817,987.00         100.00         8.731                353         77.39



20. RANGE OF CREDIT SCORES

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
RANGE                                  MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
OF CREDIT SCORES                        LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
476 - 500                                     7      $    702,230.00           0.19         9.145                340         67.37
501 - 525                                   256      $ 30,188,948.00           8.30         9.432                357         74.73
526 - 550                                   389      $ 48,517,749.00          13.34         9.465                355         74.84
551 - 575                                   492      $ 59,426,521.00          16.33         9.147                352         76.78
576 - 600                                   517      $ 63,147,800.00          17.36         8.798                353         79.13
601 - 625                                   516      $ 62,546,471.00          17.19         8.428                353         78.56
626 - 650                                   418      $ 51,259,209.00          14.09         8.250                354         78.36
651 - 675                                   205      $ 25,518,176.00           7.01         8.045                352         78.90
676 - 700                                    76      $ 10,351,000.00           2.85         7.602                350         75.91
701 - 725                                    43      $  6,373,754.00           1.75         7.693                344         77.80
726 - 750                                    18      $  2,793,584.00           0.77         7.424                349         75.17
751 - 775                                    15      $  1,995,689.00           0.55         7.954                350         77.43
776 - 800                                     7      $    837,764.00           0.23         7.074                358         71.59
Above 800                                     1      $    159,090.00           0.04         7.875                359         80.00
TOTAL:                                    2,960      $363,817,987.00         100.00         8.731                353         77.39
Non-Zero Minimum: 500
Maximum: 809
Non-Zero Weighted Average: 595



21. PREPAYMENT PENALTY TERM

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
PREPAYMENT                             MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
PENALTY TERM                            LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
0                                           597      $ 66,688,029.00          18.33         8.916                345         75.14
12                                           29      $  4,755,954.00           1.31         8.716                347         73.45
24                                          761      $120,626,057.00          33.16         8.358                357         78.06
36                                        1,402      $151,011,869.00          41.51         8.919                355         78.34
42                                           25      $  3,231,748.00           0.89         9.596                357         72.97
60                                          146      $ 17,504,329.00           4.81         8.811                345         75.05
TOTAL:                                    2,960      $363,817,987.00         100.00         8.731                353         77.39
Non-Zero Minimum: 12
Maximum: 60
Non-Zero Weighted Average: 32

                                 MORGAN STANLEY
            Morgan Stanley Dean Witter Capital I Inc. Trust 2002-AM3

                                     GROUP 2


1. SUMMARY STATISTICS

Number of Mortgage Loans: 1,573
Aggregate Principal Balance ($): 195,183,999
Weighted Average Current Mortgage Rate (%): 8.640
Non-Zero Weighted Average Margin (%): 6.256
Non-Zero Weighted Average Maximum Rate (%): 14.220
Weighted Average Stated Original Term (months): 341
Weighted Average Stated Remaining Term (months): 338
Weighted Average Combined Original LTV (%): 76.86
% First Liens: 97.73
% Owner Occupied: 95.39
% Purchase: 14.61
% Full Doc: 81.12
Non-Zero Weighted Average Credit Score: 614



2. PRODUCT TYPES

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
                                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
PRODUCT TYPES                           LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Fixed - 10 Year                              11      $    392,049.00           0.20         9.176                117         51.65
Fixed - 15 Year                             186      $ 13,350,453.00           6.84         8.778                177         70.79
Fixed - 20 Year                             187      $ 10,156,169.00           5.20        10.203                236         83.14
Fixed - 25 Year                               2      $    329,823.00           0.17         7.474                293         78.54
Fixed - 30 Year                            1000      $111,713,928.00          57.24         8.673                357         75.96
ARM - 2 Year/6 Month                         88      $ 32,801,108.00          16.81         8.099                358         79.32
ARM - 3 Year/6 Month                         69      $ 23,063,098.00          11.82         8.604                358         79.56
ARM - 5 Year/6 Month                         30      $  3,377,371.00           1.73         7.857                356         72.46
TOTAL:                                     1573      $195,183,999.00         100.00         8.640                338         76.86



3. LIEN POSITION

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
                                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
LIEN POSITION                           LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
1st Lien                                   1447      $190,762,260.00          97.73         8.543                341         76.48
2nd Lien                                    126      $  4,421,740.00           2.27        12.843                234         93.40
TOTAL:                                     1573      $195,183,999.00         100.00         8.640                338         76.86



4. RANGE OF GROSS INTEREST RATES (%)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
RANGE OF GROSS                         MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
INTEREST RATES (%)                      LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
5.000 - 5.999                                 2      $    472,007.00           0.24         5.750                359         84.39
6.000 - 6.999                               188      $ 25,727,676.00          13.18         6.822                333         73.27
7.000 - 7.999                               269      $ 51,334,509.00          26.30         7.658                348         77.48
8.000 - 8.999                               411      $ 58,760,975.00          30.11         8.551                340         77.14
9.000 - 9.999                               267      $ 31,725,669.00          16.25         9.527                340         78.31
10.000 - 10.999                             174      $ 13,994,571.00           7.17        10.584                330         75.92
11.000 - 11.999                             127      $  7,201,883.00           3.69        11.574                317         73.33
12.000 - 12.999                              63      $  2,898,873.00           1.49        12.530                313         78.53
13.000 - 13.999                              55      $  2,400,218.00           1.23        13.551                283         83.29
14.000 - 14.999                              17      $    667,619.00           0.34        14.976                243         97.72
TOTAL:                                     1573      $195,183,999.00         100.00         8.640                338         76.86
Minimum: 5.750
Maximum: 14.990
Weighted Average: 8.640



5. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
RANGE OF CUT-OFF                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
DATE PRINCIPAL BALANCES ($)             LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
1 - 25,000                                   60      $  1,268,783.00           0.65        11.964                233         81.33
25,001 - 50,000                             301      $ 11,792,564.00           6.04        10.551                279         71.91
50,001 - 75,000                             346      $ 21,453,418.00          10.99         9.425                319         74.43
75,001 - 100,000                            218      $ 18,873,611.00           9.67         8.921                329         75.93
100,001 - 125,000                           160      $ 17,833,933.00           9.14         8.540                334         76.30
125,001 - 150,000                           108      $ 14,820,356.00           7.59         8.338                344         74.93
150,001 - 175,000                            72      $ 11,670,035.00           5.98         8.280                354         76.06
175,001 - 200,000                            47      $  8,808,393.00           4.51         8.197                349         77.03
200,001 - 225,000                            34      $  7,206,875.00           3.69         8.089                336         78.76
225,001 - 250,000                            13      $  3,123,881.00           1.60         8.735                353         78.01
250,001 - 275,000                            16      $  4,159,513.00           2.13         8.400                328         78.68
275,001 - 300,000                             9      $  2,590,074.00           1.33         7.809                344         78.66
300,001 - 325,000                            52      $ 16,278,273.00           8.34         8.438                354         78.23
325,001 - 350,000                            34      $ 11,455,272.00           5.87         8.164                354         79.03
350,001 - 375,000                            24      $  8,745,968.00           4.48         8.049                358         81.12
375,001 - 400,000                            28      $ 10,858,641.00           5.56         8.307                358         75.10
400,001 - 425,000                             9      $  3,719,419.00           1.91         7.756                358         82.68
425,001 - 450,000                            11      $  4,839,035.00           2.48         8.333                358         81.86
450,001 - 475,000                             5      $  2,305,282.00           1.18         7.477                357         81.52
475,001 - 500,000                            17      $  8,303,113.00           4.25         8.639                347         78.22
500,001 - 750,000                             9      $  5,077,560.00           2.60         8.100                338         78.26
TOTAL:                                     1573      $195,183,999.00         100.00         8.640                338         76.86
Minimum: 11,881
Maximum: 598,126
Average: 124,084



6. STATED ORIGINAL TERMS (MONTHS)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
STATED ORIGINAL                        MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
TERMS (MONTHS)                          LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
120                                          11      $    392,049.00           0.20         9.176                117         51.65
180                                         187      $ 13,389,991.00           6.86         8.784                177         70.81
204                                           1      $     54,293.00           0.03         7.625                202         75.83
240                                         186      $ 10,101,876.00           5.18        10.217                237         83.18
288                                           1      $     98,654.00           0.05         8.000                285         90.00
300                                           1      $    231,169.00           0.12         7.250                297         73.65
360                                        1186      $170,915,966.00          87.57         8.537                357         77.02
TOTAL:                                     1573      $195,183,999.00         100.00         8.640                338         76.86
Minimum: 120
Maximum: 360
Weighted Average: 341



7. RANGE OF STATED REMAINING TERMS (MONTHS)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
RANGE OF STATED                        MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
REMAINING TERMS (MONTHS)                LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
109 - 120                                    11      $    392,049.00           0.20         9.176                117         51.65
169 - 180                                   187      $ 13,389,991.00           6.86         8.784                177         70.81
193 - 204                                     1      $     54,293.00           0.03         7.625                202         75.83
229 - 240                                   186      $ 10,101,876.00           5.18        10.217                237         83.18
277 - 288                                     1      $     98,654.00           0.05         8.000                285         90.00
289 - 300                                     1      $    231,169.00           0.12         7.250                297         73.65
349 - 360                                  1186      $170,915,966.00          87.57         8.537                357         77.02
TOTAL:                                     1573      $195,183,999.00         100.00         8.640                338         76.86
Minimum: 115
Maximum: 360
Weighted Average: 338



8. RANGE OF ORIGINAL LTV RATIOS (%)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
RANGE OF ORIGINAL                      MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
LTV RATIOS (%)                          LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
10.01 - 20.00                               115      $  4,177,472.00           2.14        12.518                238         85.57
20.01 - 30.00                                29      $  1,191,153.00           0.61        10.644                264         57.26
30.01 - 40.00                                27      $  1,898,884.00           0.97         8.515                306         36.82
40.01 - 50.00                                47      $  3,683,341.00           1.89         8.219                321         46.39
50.01 - 60.00                                94      $  8,988,768.00           4.61         8.450                315         55.42
60.01 - 70.00                               252      $ 29,790,782.00          15.26         8.878                340         66.30
70.01 - 80.00                               710      $ 92,298,135.00          47.29         8.466                342         78.07
80.01 - 90.00                               278      $ 49,806,336.00          25.52         8.568                347         87.17
90.01 - 100.00                               21      $  3,349,129.00           1.72         7.866                347         94.16
TOTAL:                                     1573      $195,183,999.00         100.00         8.640                338         76.86
Minimum: 10.13
Maximum: 95.00
Weighted Average: 75.20



9. RANGE OF GROSS MARGINS (%)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
RANGE OF                               MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
GROSS MARGINS (%)                       LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Fixed Rate Loans                           1386      $135,942,422.00          69.65         8.796                330         75.92
4.001 - 4.500                                 1      $    594,512.00           0.30         7.000                359         85.00
4.501 - 5.000                                 2      $    698,437.00           0.36         7.200                359         84.35
5.001 - 5.500                                27      $  8,581,382.00           4.40         7.517                358         73.24
5.501 - 6.000                                50      $ 16,041,448.00           8.22         8.128                358         78.93
6.001 - 6.500                                48      $ 15,889,378.00           8.14         8.296                357         79.14
6.501 - 7.000                                32      $ 10,853,277.00           5.56         8.437                358         85.45
7.001 - 7.500                                17      $  3,939,323.00           2.02         8.888                358         76.11
7.501 - 8.000                                 3      $    836,957.00           0.43         9.750                359         76.90
8.001 - 8.500                                 4      $  1,164,519.00           0.60        10.219                357         73.74
8.501 - 9.000                                 1      $     37,445.00           0.02        11.990                356         72.12
9.501 - 10.000                                2      $    604,899.00           0.31        12.643                356         65.50
TOTAL:                                     1573      $195,183,999.00         100.00         8.640                338         76.86
Non-Zero Minimum: 4.500
Maximum: 9.700
Non-Zero Weighted Average: 6.256



10. RANGE OF MINIMUM MORTGAGE RATES (%)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
RANGE OF MINIMUM                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
MORTGAGE RATES (%)                      LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Fixed Rate Loans                           1386      $135,942,422.00          69.65         8.796                330         75.92
5.501 - 6.000                                 3      $    691,788.00           0.35         5.829                359         71.55
6.001 - 6.500                                 4      $  1,504,783.00           0.77         6.358                358         84.53
6.501 - 7.000                                12      $  3,361,836.00           1.72         6.894                358         79.51
7.001 - 7.500                                25      $  9,222,589.00           4.73         7.358                358         81.79
7.501 - 8.000                                43      $ 15,050,511.00           7.71         7.872                358         79.04
8.001 - 8.500                                26      $  9,593,511.00           4.92         8.389                357         77.09
8.501 - 9.000                                27      $  7,718,675.00           3.95         8.784                358         79.67
9.001 - 9.500                                23      $  6,816,794.00           3.49         9.364                357         79.32
9.501 - 10.000                               13      $  3,040,826.00           1.56         9.754                357         79.09
10.001 -10.500                                4      $    934,804.00           0.48        10.333                357         72.79
10.501 - 11.000                               2      $     75,146.00           0.04        10.817                262         82.37
11.001 - 11.500                               1      $    301,637.00           0.15        11.350                356         65.00
11.501 - 12.000                               2      $    529,924.00           0.27        11.990                356         70.15
13.001 - 13.500                               1      $     95,491.00           0.05        13.500                358         70.00
13.501 - 14.000                               1      $    303,263.00           0.16        13.930                356         65.99
TOTAL:                                     1573      $195,183,999.00         100.00         8.640                338         76.86
Non-Zero Minimum: 5.750
Maximum: 13.930
Non-Zero Weighted Average: 8.282



11. RANGE OF MAXIMUM LOAN RATES (%)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
RANGE OF                               MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
MAXIMUM LOAN RATES (%)                  LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Fixed Rate Loans                           1386      $135,942,422.00          69.65         8.796                330         75.92
<= 12.500                                    12      $  2,728,773.00           1.40         6.321                358         77.27
12.501 - 13.000                              11      $  3,227,068.00           1.65         7.016                358         81.17
13.001 - 13.500                              28      $  9,813,289.00           5.03         7.415                358         81.90
13.501 - 14.000                              43      $ 14,930,513.00           7.65         7.891                358         79.21
14.001 - 14.500                              29      $  9,632,544.00           4.94         8.451                357         76.55
14.501 - 15.000                              25      $  7,595,604.00           3.89         8.804                358         79.45
15.001 - 15.500                              18      $  6,370,585.00           3.26         9.398                357         79.76
15.501 - 16.000                              13      $  2,961,607.00           1.52         9.773                355         79.83
16.001 - 16.500                               3      $    751,279.00           0.38        10.358                357         71.02
17.001 - 17.500                               1      $    301,637.00           0.15        11.350                356         65.00
17.501 - 18.000                               2      $    529,924.00           0.27        11.990                356         70.15
19.001 - 19.500                               1      $     95,491.00           0.05        13.500                358         70.00
19.501 - 20.000                               1      $    303,263.00           0.16        13.930                356         65.99
TOTAL:                                     1573      $195,183,999.00         100.00         8.640                338         76.86
Non-Zero Minimum: 10.750
Maximum: 19.930
Non-Zero Weighted Average: 14.220



12. INITIAL PERIODIC CAP (%)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
                                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
INITIAL PERIODIC CAP (%)                LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Fixed Rate Loans                           1386      $135,942,422.00          69.65         8.796                330         75.92
1.000                                         1      $     67,930.00           0.03         9.350                359         80.00
3.000                                       157      $ 55,864,206.00          28.62         8.308                358         79.42
5.000                                        29      $  3,309,441.00           1.70         7.826                356         72.30
TOTAL:                                     1573      $195,183,999.00         100.00         8.640                338         76.86
Non-Zero Minimum: 1.000
Maximum: 5.000
Non-Zero Weighted Average: 3.109



13. SUBSEQEUNT PERIODIC CAP (%)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
SUBSEQUENT                             MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
PERIODIC CAP (%)                        LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Fixed Rate Loans                           1386      $135,942,422.00          69.65         8.796                330         75.92
1.000                                       187      $ 59,241,577.00          30.35         8.282                358         79.02
TOTAL:                                     1573      $195,183,999.00         100.00         8.640                338         76.86
Non-Zero Minimum: 1.000
Maximum: 1.000
Non-Zero Weighted Average: 1.000



14. NEXT RATE ADJUSTMENT DATES

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
NEXT RATE                              MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
ADJUSTMENT DATES                        LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Fixed Rate                                 1386      $135,942,422.00          69.65         8.796                330         75.92
June 2004                                     8      $  3,666,171.00           1.88         7.859                356         82.37
July 2004                                    31      $ 11,632,071.00           5.96         8.208                357         77.57
August 2004                                  23      $  8,143,428.00           4.17         8.180                358         78.91
September 2004                               26      $  9,359,438.00           4.80         7.987                359         80.66
June 2005                                     9      $  2,879,536.00           1.48        10.144                356         74.63
July 2005                                    20      $  7,831,862.00           4.01         8.798                357         76.99
August 2005                                  28      $  8,311,352.00           4.26         8.211                358         81.45
September 2005                               12      $  4,040,348.00           2.07         7.940                359         84.17
May 2007                                      1      $     96,401.00           0.05         7.650                355         79.43
June 2007                                     2      $    219,133.00           0.11        10.351                356         80.81
July 2007                                     8      $    762,431.00           0.39         9.110                348         75.87
August 2007                                  10      $    980,542.00           0.50         8.057                358         74.34
September 2007                                9      $  1,318,864.00           0.68         6.584                359         67.19
TOTAL:                                     1573      $195,183,999.00         100.00         8.640                338         76.86



15. GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
GEOGRAPHIC                                OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
DISTRIBUTION OF                        MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
MORTGAGED PROPERTIES                    LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
California                                  323      $ 66,936,862.00          34.29         8.197                347         77.41
Texas                                       292      $ 22,734,254.00          11.65         9.373                324         74.95
New York                                     83      $ 14,826,915.00           7.60         8.493                334         72.45
Florida                                     113      $ 13,611,876.00           6.97         8.964                341         77.93
Arizona                                      57      $  5,893,893.00           3.02         8.626                340         79.03
Massachusetts                                23      $  5,336,661.00           2.73         8.359                358         73.48
Washington                                   37      $  5,335,949.00           2.73         8.540                341         81.55
Minnesota                                    34      $  5,108,412.00           2.62         7.862                339         74.49
Ohio                                         57      $  4,333,036.00           2.22         9.395                352         79.82
Michigan                                     62      $  4,324,402.00           2.22         9.934                338         77.26
Illinois                                     45      $  4,252,449.00           2.18         9.283                347         79.95
Virginia                                     30      $  3,993,688.00           2.05         7.890                336         76.62
New Jersey                                   21      $  3,814,911.00           1.95         8.064                352         76.00
Maryland                                     19      $  3,616,059.00           1.85         8.624                352         78.66
Tennessee                                    43      $  2,896,056.00           1.48         9.552                314         79.53
Other                                       334      $ 28,168,578.00          14.43         8.919                321         77.31
TOTAL:                                     1573      $195,183,999.00         100.00         8.640                338         76.86
Number of States/District of
 Columbia Represented: 44



16. OCCUPANCY

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
                                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
OCCUPANCY                               LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Primary                                    1470      $186,189,262.00          95.39         8.619                338         77.13
Non-Owner Occupied                           97      $  7,059,112.00           3.62         9.227                329         70.75
Investment                                    4      $  1,164,613.00           0.60         8.944                357         74.19
Second Home                                   2      $    771,012.00           0.40         7.843                357         73.09
TOTAL:                                     1573      $195,183,999.00         100.00         8.640                338         76.86



17. PROPERTY TYPE

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
                                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
PROPERTY TYPE                           LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Single Family Residence                    1446      $180,169,486.00          92.31         8.627                339         76.92
2-4 Family                                   56      $  8,488,416.00           4.35         8.824                333         74.53
Condo                                        60      $  5,907,037.00           3.03         8.644                344         78.99
Manufactured Housing                         11      $    619,060.00           0.32         9.974                252         72.56
TOTAL:                                     1573      $195,183,999.00         100.00         8.640                338         76.86



18. LOAN PURPOSE

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
                                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
LOAN PURPOSE                            LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Refinance - Cashout                         857      $111,109,611.00          56.93         8.655                339         75.50
Refinance - Rate Term                       510      $ 55,563,447.00          28.47         8.417                335         76.34
Purchase                                    206      $ 28,510,941.00          14.61         9.017                343         83.19
TOTAL:                                     1573      $195,183,999.00         100.00         8.640                338         76.86



19. DOCUMENTATION LEVEL

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
                                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
DOCUMENTATION LEVEL                     LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Full                                       1373      $158,327,827.00          81.12         8.607                337         77.12
Stated                                      189      $ 35,608,788.00          18.24         8.783                344         75.81
Limited                                      11      $  1,247,384.00           0.64         8.713                336         74.24
TOTAL:                                     1573      $195,183,999.00         100.00         8.640                338         76.86



20. RANGE OF CREDIT SCORES

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
RANGE OF                               MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
CREDIT SCORES                           LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
NA                                            9      $    892,282.00           0.46         9.466                358         80.21
Below 476                                     1      $     95,491.00           0.05        13.500                358         70.00
476 - 500                                     7      $    989,604.00           0.51         9.050                358         74.92
501 - 525                                    46      $  5,475,354.00           2.81         9.983                344         68.88
526 - 550                                   147      $ 15,569,002.00           7.98         9.773                344         71.97
551 - 575                                   203      $ 26,332,156.00          13.49         9.265                346         75.42
576 - 600                                   251      $ 30,952,869.00          15.86         8.982                338         78.70
601 - 625                                   305      $ 37,872,573.00          19.40         8.536                338         78.21
626 - 650                                   262      $ 35,610,074.00          18.24         8.173                335         78.37
651 - 675                                   149      $ 19,761,127.00          10.12         8.052                330         78.23
676 - 700                                    77      $  8,873,552.00           4.55         7.796                332         74.56
701 - 725                                    59      $  6,886,395.00           3.53         7.737                340         79.62
726 - 750                                    25      $  2,392,200.00           1.23         7.591                311         76.66
751 - 775                                    18      $  2,132,968.00           1.09         7.209                341         76.67
776 - 800                                    12      $  1,201,991.00           0.62         7.007                328         56.92
Above 800                                     2      $    146,363.00           0.07         7.091                358         45.29
TOTAL:                                     1573      $195,183,999.00         100.00         8.640                338         76.86
Non-Zero Minimum: 466
Maximum: 805
Non-Zero Weighted Average: 614



21. PREPAYMENT PENALTY TERM

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
PREPAYMENT                             MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
PENALTY TERMS                           LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
0                                           649      $ 61,488,106.00          31.50         9.015                335         75.53
12                                           69      $ 11,620,085.00           5.95         8.503                328         73.77
24                                          107      $ 30,525,780.00          15.64         8.294                354         80.44
36                                          438      $ 57,131,102.00          29.27         8.428                337         76.84
60                                          310      $ 34,418,927.00          17.63         8.674                334         77.15
TOTAL:                                     1573      $195,183,999.00         100.00         8.640                338         76.86
Non-Zero Minimum: 12
Maximum: 60
Non-Zero Weighted Average: 37

                                 MORGAN STANLEY
            MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-AM3

                                   ALL RECORDS


1. SUMMARY STATISTICS

Number of Mortgage Loans: 4,533
Aggregate Principal Balance ($): 559,001,986
Weighted Average Current Mortgage Rate (%): 8.699
Non-Zero Weighted Average Margin (%): 6.498
Non-Zero Weighted Average Maximum Rate (%): 14.631
Weighted Average Stated Original Term (months): 350
Weighted Average Stated Remaining Term (months): 348
Weighted Average Combined Original LTV (%): 77.21
% First Liens: 99.21
% Owner Occupied: 95.11
% Purchase: 18.39
% Full Doc: 76.46
Non-Zero Weighted Average Credit Score: 602



2. PRODUCT TYPES

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
                                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
PRODUCT TYPES                           LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Fixed - 10 Year                              22      $  1,032,296.00           0.18         9.158                117         57.98
Fixed - 15 Year                             262      $ 19,263,677.00           3.45         8.749                177         70.08
Fixed - 20 Year                             212      $ 12,533,099.00           2.24         9.855                237         79.97
Fixed - 25 Year                               3      $    476,513.00           0.09         7.636                295         78.96
Fixed - 30 Year                           1,413      $157,185,748.00          28.12         8.729                357         75.39
ARM - 2 Year/6 Month                      1,052      $180,607,352.00          32.31         8.349                358         78.06
ARM - 3 Year/6 Month                      1,539      $184,525,929.00          33.01         8.948                357         78.67
ARM - 5 Year/6 Month                         30      $  3,377,371.00           0.60         7.857                356         72.46
TOTAL:                                    4,533      $559,001,986.00         100.00         8.699                348         77.21



3. LIEN POSITION

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
LIEN                                   MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
POSITION                                LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
1st Lien                                  4,407      $554,580,246.00          99.21         8.666                349         77.08
2nd Lien                                    126      $  4,421,740.00           0.79        12.843                234         93.40
TOTAL:                                    4,533      $559,001,986.00         100.00         8.699                348         77.21



4. RANGE OF GROSS INTEREST RATES (%)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
RANGE OF GROSS                         MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
INTEREST RATES (%)                      LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
5.000 - 5.999                                 9      $  1,428,874.00           0.26         5.767                359         67.94
6.000 - 6.999                               329      $ 45,991,250.00           8.23         6.809                339         73.63
7.000 - 7.999                               928      $151,062,945.00          27.02         7.678                352         77.09
8.000 - 8.999                             1,310      $178,382,483.00          31.91         8.583                349         78.33
9.000 - 9.999                               986      $111,063,970.00          19.87         9.504                350         78.46
10.000 - 10.999                             490      $ 42,534,570.00           7.61        10.539                343         75.88
11.000 - 11.999                             251      $ 16,506,163.00           2.95        11.527                338         73.40
12.000 - 12.999                             125      $  6,899,776.00           1.23        12.461                332         72.74
13.000 - 13.999                              82      $  4,204,755.00           0.75        13.481                314         75.72
14.000 - 14.999                              23      $    927,199.00           0.17        14.785                269         89.73
TOTAL:                                    4,533      $559,001,986.00         100.00         8.699                348         77.21
Minimum: 5.610
Maximum: 14.990
Weighted Average: 8.699



5. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
RANGE OF CUT-OFF DATE                  MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
PRINCIPAL BALANCES ($)                  LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
1 - 25,000                                   76      $  1,630,562.00           0.29        11.804                244         72.10
25,001 - 50,000                             643      $ 25,302,649.00           4.53        10.305                311         70.20
50,001 - 75,000                             852      $ 53,416,892.00           9.56         9.401                335         74.73
75,001 - 100,000                            704      $ 61,732,712.00          11.04         8.896                345         76.12
100,001 - 125,000                           538      $ 60,194,468.00          10.77         8.730                348         76.82
125,001 - 150,000                           446      $ 61,275,941.00          10.96         8.592                352         77.15
150,001 - 175,000                           320      $ 52,004,006.00           9.30         8.478                356         77.85
175,001 - 200,000                           248      $ 46,582,586.00           8.33         8.421                353         78.55
200,001 - 225,000                           211      $ 44,785,423.00           8.01         8.501                353         78.66
225,001 - 250,000                           112      $ 26,706,635.00           4.78         8.448                355         78.54
250,001 - 275,000                           108      $ 28,225,854.00           5.05         8.413                352         79.93
275,001 - 300,000                            73      $ 21,085,921.00           3.77         8.277                354         78.69
300,001 - 325,000                            57      $ 17,853,758.00           3.19         8.425                355         78.27
325,001 - 350,000                            39      $ 13,123,382.00           2.35         8.213                354         78.36
350,001 - 375,000                            26      $  9,478,857.00           1.70         8.053                358         80.83
375,001 - 400,000                            28      $ 10,858,641.00           1.94         8.307                358         75.10
400,001 - 425,000                             9      $  3,719,419.00           0.67         7.756                358         82.68
425,001 - 450,000                            11      $  4,839,035.00           0.87         8.333                358         81.86
450,001 - 475,000                             5      $  2,305,282.00           0.41         7.477                357         81.52
475,001 - 500,000                            18      $  8,802,405.00           1.57         8.588                347         77.59
500,001 - 750,000                             9      $  5,077,560.00           0.91         8.100                338         78.26
TOTAL:                                    4,533      $559,001,986.00         100.00         8.699                348         77.21
Minimum: 11,881
Maximum: 598,126
Average: 123,318



6. STATED ORIGINAL TERMS (MONTHS)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
STATED ORIGINAL                        MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
TERMS (MONTHS)                          LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
120                                          22      $  1,032,296.00           0.18         9.158                117         57.98
180                                         274      $ 20,058,807.00           3.59         8.772                177         70.29
204                                           1      $     54,293.00           0.01         7.625                202         75.83
240                                         211      $ 12,478,806.00           2.23         9.864                237         79.99
288                                           1      $     98,654.00           0.02         8.000                285         90.00
300                                           2      $    377,859.00           0.07         7.541                297         76.07
336                                           1      $     69,740.00           0.01         7.250                333         79.55
360                                       4,021      $524,831,531.00          93.89         8.669                358         77.44
TOTAL:                                    4,533      $559,001,986.00         100.00         8.699                348         77.21
Minimum: 120
Maximum: 360
Weighted Average: 350



7. RANGE OF STATED REMAINING TERMS (MONTHS)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
RANGE OF STATED                        MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
REMAINING TERMS (MONTHS)                LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
109 - 120                                    22      $  1,032,296.00           0.18         9.158                117         57.98
169 - 180                                   274      $ 20,058,807.00           3.59         8.772                177         70.29
193 - 204                                     1      $     54,293.00           0.01         7.625                202         75.83
229 - 240                                   211      $ 12,478,806.00           2.23         9.864                237         79.99
277 - 288                                     1      $     98,654.00           0.02         8.000                285         90.00
289 - 300                                     2      $    377,859.00           0.07         7.541                297         76.07
325 - 336                                     1      $     69,740.00           0.01         7.250                333         79.55
349 - 360                                 4,021      $524,831,531.00          93.89         8.669                358         77.44
TOTAL:                                    4,533      $559,001,986.00         100.00         8.699                348         77.21
Minimum: 115
Maximum: 360
Weighted Average: 348



8. RANGE OF ORIGINAL LTV RATIOS (%)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
RANGE OF ORIGINAL                      MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
LTV RATIOS (%)                          LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
<= 10.00                                      3      $    176,314.00           0.03        11.370                336          8.32
10.01 - 20.00                               119      $  4,349,613.00           0.78        12.394                240         82.92
20.01 - 30.00                                48      $  2,216,966.00           0.40         9.939                293         42.96
30.01 - 40.00                                74      $  5,327,192.00           0.95         8.692                325         35.24
40.01 - 50.00                               111      $  9,085,751.00           1.63         8.387                332         46.42
50.01 - 60.00                               248      $ 25,543,453.00           4.57         8.533                336         55.69
60.01 - 70.00                               655      $ 74,420,707.00          13.31         8.981                345         66.64
70.01 - 80.00                             2,233      $279,550,788.00          50.01         8.619                350         78.13
80.01 - 90.00                               988      $150,267,250.00          26.88         8.651                354         87.21
90.01 - 100.00                               54      $  8,063,952.00           1.44         8.250                352         94.59
TOTAL:                                    4,533      $559,001,986.00         100.00         8.699                348         77.21
Minimum: 7.75
Maximum: 97.00
Weighted Average: 76.63



9. RANGE OF GROSS MARGINS (%)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
RANGE OF GROSS                         MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
MARGINS (%)                             LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Fixed Rate Loans                          1,912      $190,491,333.00          34.08         8.805                330         75.07
4.001 - 4.500                                19      $  3,476,022.00           0.62         7.195                358         76.96
4.501 - 5.000                                34      $  5,311,829.00           0.95         7.615                358         69.57
5.001 - 5.500                               257      $ 35,099,908.00           6.28         7.725                357         74.33
5.501 - 6.000                               508      $ 74,238,662.00          13.28         8.213                357         76.60
6.001 - 6.500                               655      $ 90,995,127.00          16.28         8.543                357         78.20
6.501 - 7.000                               624      $ 94,601,417.00          16.92         8.826                358         83.41
7.001 - 7.500                               216      $ 28,118,014.00           5.03         8.991                356         79.34
7.501 - 8.000                               127      $ 14,667,904.00           2.62         9.882                358         76.66
8.001 - 8.500                                89      $ 11,613,310.00           2.08         9.800                357         72.02
8.501 - 9.000                                60      $  7,452,403.00           1.33        10.703                357         72.92
9.501 - 10.000                               31      $  2,901,145.00           0.52        12.077                357         62.71
>10.000                                       1      $     34,910.00           0.01        13.830                358         70.00
TOTAL:                                    4,533      $559,001,986.00         100.00         8.699                348         77.21
Non-Zero Minimum: 4.375
Maximum: 10.130
Non-Zero Weighted Average: 6.498



10. RANGE OF MINIMUM MORTGAGE RATES (%)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
RANGE OF MINIMUM                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
MORTGAGE RATES (%)                      LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Fixed Rate Loans                          1,912      $190,491,333.00          34.08         8.805                330         75.07
5.501 - 6.000                                13      $  1,921,185.00           0.34         5.827                359         65.39
6.001 - 6.500                                31      $  5,233,244.00           0.94         6.347                358         81.66
6.501 - 7.000                                98      $ 16,414,172.00           2.94         6.910                358         74.93
7.001 - 7.500                               207      $ 37,894,806.00           6.78         7.366                358         78.85
7.501 - 8.000                               431      $ 72,374,535.00          12.95         7.877                358         77.77
8.001 - 8.500                               338      $ 51,768,382.00           9.26         8.367                358         79.13
8.501 - 9.000                               497      $ 71,121,103.00          12.72         8.818                358         79.76
9.001 - 9.500                               338      $ 44,190,055.00           7.91         9.307                357         79.71
9.501 - 10.000                              293      $ 32,899,961.00           5.89         9.785                357         78.06
10.001 -10.500                              121      $ 11,670,871.00           2.09        10.319                355         77.56
10.501 - 11.000                             109      $ 10,895,730.00           1.95        10.783                356         76.54
11.001 - 11.500                              42      $  3,451,035.00           0.62        11.255                357         74.86
11.501 - 12.000                              36      $  3,609,443.00           0.65        11.856                357         70.15
12.001 - 12.500                              27      $  1,942,235.00           0.35        12.318                351         69.48
12.501 - 13.000                              15      $  1,192,471.00           0.21        12.791                357         72.65
13.001 - 13.500                              12      $    971,413.00           0.17        13.354                357         68.36
13.501 - 14.000                              10      $    825,686.00           0.15        13.752                357         63.49
14.001 - 14.500                               3      $    134,324.00           0.02        14.146                356         67.59
TOTAL:                                    4,533      $559,001,986.00         100.00         8.699                348         77.21
Non-Zero Minimum: 5.610
Maximum: 14.250
Non-Zero Weighted Average: 8.644



11. RANGE OF MAXIMUM LOAN RATES (%)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
RANGE OF MAXIMUM                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
LOAN RATES (%)                          LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Fixed Rate Loans                          1,912      $190,491,333.00          34.08         8.805                330         75.07
<= 12.500                                    51      $  7,973,447.00           1.43         6.279                358         76.39
12.501 - 13.000                              97      $ 16,712,143.00           2.99         6.972                358         75.15
13.001 - 13.500                             210      $ 38,485,507.00           6.88         7.381                358         78.92
13.501 - 14.000                             429      $ 71,534,983.00          12.80         7.882                358         77.84
14.001 - 14.500                             342      $ 51,944,149.00           9.29         8.381                358         79.05
14.501 - 15.000                             495      $ 70,998,032.00          12.70         8.820                358         79.73
15.001 - 15.500                             332      $ 43,607,113.00           7.80         9.311                357         79.74
15.501 - 16.000                             293      $ 32,820,742.00           5.87         9.787                357         78.12
16.001 - 16.500                             120      $ 11,487,346.00           2.05        10.320                355         77.52
16.501 - 17.000                             107      $ 10,820,584.00           1.94        10.783                356         76.50
17.001 - 17.500                              42      $  3,451,035.00           0.62        11.255                357         74.86
17.501 - 18.000                              36      $  3,609,443.00           0.65        11.856                357         70.15
18.001 - 18.500                              27      $  1,942,235.00           0.35        12.318                351         69.48
18.501 - 19.000                              15      $  1,192,471.00           0.21        12.791                357         72.65
19.001 - 19.500                              12      $    971,413.00           0.17        13.354                357         68.36
19.501 - 20.000                              10      $    825,686.00           0.15        13.752                357         63.49
20.001 - 20.500                               3      $    134,324.00           0.02        14.146                356         67.59
TOTAL:                                    4,533      $559,001,986.00         100.00         8.699                348         77.21
Non-Zero Minimum: 10.750
Maximum: 20.250
Non-Zero Weighted Average: 14.631



12. INITIAL PERIODIC CAP (%)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
                                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
INITIAL PERIODIC CAP (%)                LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Fixed Rate Loans                          1,912      $190,491,333.00          34.08         8.805                330         75.07
1.000                                         1      $     67,930.00           0.01         9.350                359         80.00
3.000                                     2,591      $365,133,281.00          65.32         8.652                357         78.37
5.000                                        29      $  3,309,441.00           0.59         7.826                356         72.30
TOTAL:                                    4,533      $559,001,986.00         100.00         8.699                348         77.21
Non-Zero Minimum: 1.000
Maximum: 5.000
Non-Zero Weighted Average: 3.018



13. SUBSEQEUNT PERIODIC CAP (%)

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
SUBSEQEUNT                             MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
PERIODIC CAP (%)                        LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Fixed Rate Loans                          1,912      $190,491,333.00          34.08         8.805                330         75.07
1.000                                     2,621      $368,510,653.00          65.92         8.644                357         78.31
TOTAL:                                    4,533      $559,001,986.00         100.00         8.699                348         77.21
Non-Zero Minimum: 1.000
Maximum: 1.000
Non-Zero Weighted Average: 1.000



14. NEXT RATE ADJUSTMENT DATES

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
NEXT RATE                              MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
ADJUSTMENT DATES                        LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Fixed Rate                                1,912      $190,491,333.00          34.08         8.805                330         75.07
March 2004                                    1      $     75,420.00           0.01         7.500                353         63.33
April 2004                                    3      $    208,965.00           0.04         8.243                354         83.28
May 2004                                      9      $  1,202,117.00           0.22         8.796                355         75.67
June 2004                                    67      $ 12,698,458.00           2.27         8.612                356         81.07
July 2004                                   304      $ 51,156,576.00           9.15         8.576                357         77.30
August 2004                                 348      $ 60,441,775.00          10.81         8.304                358         78.03
September 2004                              317      $ 54,351,387.00           9.72         8.118                359         78.13
October 2004                                  3      $    472,655.00           0.08         8.141                360         81.17
March 2005                                    2      $    171,905.00           0.03         9.790                353         88.13
April 2005                                    4      $    175,859.00           0.03         8.826                354         79.26
May 2005                                     17      $  1,780,642.00           0.32         9.279                355         78.73
June 2005                                   149      $ 17,977,327.00           3.22         9.486                355         77.31
July 2005                                   478      $ 56,219,118.00          10.06         9.346                356         77.66
August 2005                                 517      $ 62,697,368.00          11.22         8.793                358         79.35
September 2005                              368      $ 45,051,061.00           8.06         8.435                359         79.43
October 2005                                  4      $    452,650.00           0.08         8.853                360         82.00
May 2007                                      1      $     96,401.00           0.02         7.650                355         79.43
June 2007                                     2      $    219,133.00           0.04        10.351                356         80.81
July 2007                                     8      $    762,431.00           0.14         9.110                348         75.87
August 2007                                  10      $    980,542.00           0.18         8.057                358         74.34
September 2007                                9      $  1,318,864.00           0.24         6.584                359         67.19
TOTAL:                                    4,533      $559,001,986.00         100.00         8.699                348         77.21



15. GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
GEOGRAPHIC DISTRIBUTION                MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
OF MORTGAGED PROPERTIES                 LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
California                                  932      $173,610,602.00          31.06         8.287                352         76.49
Florida                                     600      $ 66,128,526.00          11.83         8.757                353         78.94
Texas                                       646      $ 54,157,298.00           9.69         9.206                335         76.03
New York                                    203      $ 35,762,187.00           6.40         8.622                346         73.83
Washington                                  160      $ 24,524,300.00           4.39         8.495                354         80.68
Michigan                                    210      $ 16,933,823.00           3.03         9.630                348         77.94
Illinois                                    143      $ 14,785,465.00           2.64         9.244                348         79.11
Ohio                                        160      $ 12,686,695.00           2.27         9.389                355         78.20
Minnesota                                    88      $ 12,284,378.00           2.20         8.662                350         73.96
Massachusetts                                65      $ 12,072,972.00           2.16         8.559                356         71.37
Arizona                                     111      $ 11,700,910.00           2.09         8.585                346         79.45
New Jersey                                   70      $ 10,935,647.00           1.96         8.462                352         75.46
Virginia                                     69      $  9,321,522.00           1.67         8.070                344         78.48
Maryland                                     57      $  9,035,930.00           1.62         8.732                354         80.53
Georgia                                      79      $  8,152,313.00           1.46         9.058                341         78.69
Other                                       940      $ 86,909,418.00          15.55         8.977                341         78.41
TOTAL:                                    4,533      $559,001,986.00         100.00         8.699                348         77.21
Number of States/District
  of Columbia Represented: 47



16. OCCUPANCY

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
                                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
OCCUPANCY                               LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Primary                                   4,222      $531,686,949.00          95.11         8.683                348         77.48
Investment                                  151      $ 13,974,814.00           2.50         8.957                358         73.70
Non-Owner Occupied                          134      $ 10,090,381.00           1.81         9.258                334         70.28
Second Home                                  26      $  3,249,842.00           0.58         8.441                358         68.51
TOTAL:                                    4,533      $559,001,986.00         100.00         8.699                348         77.21



17. PROPERTY TYPE

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
                                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
PROPERTY TYPE                           LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Single Family Residence                   4,028      $494,423,973.00          88.45         8.693                348         77.36
2-4 Family                                  226      $ 35,558,227.00           6.36         8.810                351         74.33
Condo                                       255      $ 27,589,659.00           4.94         8.593                352         78.52
Manufactured Housing                         24      $  1,430,127.00           0.26         9.866                235         70.92
TOTAL:                                    4,533      $559,001,986.00         100.00         8.699                348         77.21



18. LOAN PURPOSE

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
                                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
LOAN PURPOSE                            LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Refinance - Cashout                       2,819      $356,944,073.00          63.85         8.694                347         75.73
Purchase                                    858      $102,790,936.00          18.39         8.817                354         81.96
Refinance - Rate Term                       856      $ 99,266,977.00          17.76         8.596                344         77.61
TOTAL:                                    4,533      $559,001,986.00         100.00         8.699                348         77.21



19. DOCUMENTATION LEVEL

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
                                       MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
DOCUMENTATION LEVEL                     LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
Full                                      3,596      $427,393,432.00          76.46         8.688                347         77.86
Stated                                      895      $127,164,246.00          22.75         8.735                350         75.16
Limited                                      42      $  4,444,308.00           0.80         8.768                350         72.94
TOTAL:                                    4,533      $559,001,986.00         100.00         8.699                348         77.21



20. RANGE OF CREDIT SCORES

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
RANGE OF                               MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
CREDIT SCORES                           LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
NA                                            9      $    892,282.00           0.16         9.466                358         80.21
Below 476                                     1      $     95,491.00           0.02        13.500                358         70.00
476 - 500                                    14      $  1,691,834.00           0.30         9.089                350         71.78
501 - 525                                   302      $ 35,664,302.00           6.38         9.517                355         73.83
526 - 550                                   536      $ 64,086,751.00          11.46         9.540                353         74.14
551 - 575                                   695      $ 85,758,677.00          15.34         9.183                350         76.36
576 - 600                                   768      $ 94,100,669.00          16.83         8.858                348         78.99
601 - 625                                   821      $100,419,044.00          17.96         8.469                348         78.43
626 - 650                                   680      $ 86,869,283.00          15.54         8.219                346         78.37
651 - 675                                   354      $ 45,279,304.00           8.10         8.048                343         78.61
676 - 700                                   153      $ 19,224,551.00           3.44         7.692                342         75.29
701 - 725                                   102      $ 13,260,149.00           2.37         7.716                342         78.74
726 - 750                                    43      $  5,185,783.00           0.93         7.501                331         75.86
751 - 775                                    33      $  4,128,657.00           0.74         7.569                346         77.04
776 - 800                                    19      $  2,039,755.00           0.36         7.034                340         62.94
Above 800                                     3      $    305,454.00           0.05         7.500                359         63.37
TOTAL:                                    4,533      $559,001,986.00         100.00         8.699                348         77.21
Non-Zero Minimum: 466
Maximum: 809
Non-Zero Weighted Average: 602



21. PREPAYMENT PENALTY TERM

                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                        AGGREGATE         AGGREGATE      WEIGHTED                         WEIGHTED
                                        NUMBER           CUT-OFF           CUT-OFF       AVERAGE         WEIGHTED         AVERAGE
                                          OF              DATE              DATE          GROSS           AVERAGE         ORIGINAL
PREPAYMENT                             MORTGAGE         PRINCIPAL         PRINCIPAL      INTEREST        REMAINING        COMBINED
PENALTY TERM                            LOANS          BALANCE ($)         BALANCE       RATE (%)      TERM (MONTHS)      LTV (%)
---------------------------------      --------      ---------------      ---------      --------      -------------      --------
0                                         1,246      $128,176,134.00          22.93         8.964                340         75.33
12                                           98      $ 16,376,039.00           2.93         8.565                334         73.68
24                                          868      $151,151,837.00          27.04         8.345                356         78.54
36                                        1,840      $208,142,972.00          37.23         8.784                350         77.93
42                                           25      $  3,231,748.00           0.58         9.596                357         72.97
60                                          456      $ 51,923,256.00           9.29         8.720                338         76.44
TOTAL:                                    4,533      $559,001,986.00         100.00         8.699                348         77.21
Non-Zero Minimum: 12
Maximum: 60
Non-Zero Weighted Average: 34